UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 3, 2004

Anadys Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50632	22-3193172
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3115 Merryfield Row, San Diego, CA		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(858) 530-3600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On September 3, 2004, Anadys Pharmaceuticals, Inc. entered into a drug discovery collaboration agreement with Aphoenix, Inc. Under the terms of the agreement, Anadys will utilize its drug discovery capabilities to discover and advance lead compounds against Aphoenix targets in multiple therapeutic indications, and in exchange Aphoenix will provide to Anadys research funding of $1.25 million over the three-year term of the agreement.

The agreement also provides for additional payments to Anadys if certain events occur. In addition, Anadys may also be entitled to milestone and royalty payments. There is no guarantee that Anadys will receive any additional payments or milestone or royalty payments under the agreement.

The agreement will be filed as an exhibit to the Form 10-Q for the quarter ending September 30, 2004. Confidential treatment will be requested with respect to certain portions of the agreement.

Statements in this Current Report on Form 8-K that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, references to activities expected to occur under Anadys’ agreement with Aphoenix. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Anadys Pharmaceuticals to be materially different from historical results or from any results expressed or implied by such forward-looking statements. In particular, Anadys’ results may be affected by risks associated with the implementation of the relationship with Aphoenix, competition from other biotechnology and pharmaceutical companies, its effectiveness at managing its financial resources, its ability to successfully develop and market products, difficulties or delays in its clinical trials, difficulties or delays in manufacturing its clinical trials materials, the scope and validity of patent protection for its products, regulatory developments involving future products and its ability to obtain additional funding to support its operations. These and other factors that may cause actual results to differ are more fully discussed in the “Risk Factors” section of Anadys’ Form 10-Q for the quarter ended June 30, 2004. All forward-looking statements are qualified in their entirety by this cautionary statement. Anadys is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anadys Pharmaceuticals, Inc. (Registrant)

September 9, 2004	By:	Michael J. Kamdar

Name: Michael J. Kamdar
Title: Senior Vice President, Corporate Development and Finance